Filed Pursuant to Rule 497(e)
Registration Statement Nos.
333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

TIAA-CREF LIFE INSURANCE COMPANY

PROSPECTUS SUPPLEMENT NUMBER (1)

dated August 25, 2022 to the:

Intelligent Variable Annuity® Prospectus

dated May 1, 2022

This supplement amends certain disclosures in the above-referenced prospectuses for Contracts with the same name. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

ROYCE CAPITAL FUND MICRO CAP PORTFOLIO

On page 6 of the Intelligent Variable Annuity prospectus, Annual Portfolio Expenses, the following table has changed.

	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees and other expenses (before fee waiver/expense reimbursements)	0.08%	1.24%

Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees and other expenses (after fee waiver/expense reimbursements*)	0.08%	1.24%

*	Certain Portfolios are subject to an expense reimbursement arrangement between such Portfolio and the investment adviser, which is expected to continue until at least February 28, 2023.

On page 29 of the Intelligent Variable Annuity prospectus, Appendix A – Portfolios Available Under the Contract has changed as follows to reflect changes in the expenses for the Royce Capital Micro Cap portfolio effective July 1, 2022.

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
Royce Capital Micro Cap Portfolio	1.00%	0.00%	0.12%	0.00%	1.12%	0.04%	1.08%

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment Class net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.08% through April 30, 2023.

For more information about these changes and about the portfolios in general, refer to the Royce Capital Fund Prospectus.

T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO

On page 29 of the Intelligent Variable Annuity prospectus, Appendix A — Portfolios Available Under the Contract has

changed as follows to reflect a new Subadviser on a Portfolio.

Type	Portfolio Name and Adviser/Subadviser[1]
Fixed Income	T. Rowe Price® Limited-Term Bond Portfolio1/ T. Rowe Price® International Ltd (Price International)

[1]	The Fund’s annual expenses reflect a temporary fee reduction. Please refer to the Fund Prospectus for additional information.

For more information about these changes and about the portfolios in general, refer to the T. Rowe Price® Fund Prospectus

A41266 08/22